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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 14, 1996



                           MORGAN STANLEY GROUP INC.
            (Exact name of registrant as specified in its charter)



        Delaware                   1-9085                  13-2838811

(State or other jurisdiction     (Commission             (IRS Employer
   of incorporation)             File Number)          Identification No.)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


      Registrant's telephone number, including area code: (212) 761-4000

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Item 7(c).  Exhibits

8.16 Tax Opinion of Davis Polk & Wardwell, dated June 14, 1996, relating to the registrant's Equity Linked Notes due June 14, 1997, as described in Amendment No. 1 dated June 6, 1996 to Pricing Supplement No. 6 dated May 15, 1996 to the Prospectus Supplement dated May 2, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MORGAN STANLEY GROUP INC.
                                             Registrant

                                               /s/ Patricia A. Kurtz
                                               __________________________
                                               Name:  Patricia A. Kurtz
                                               Title: Assistant Secretary


Date:    June 20, 1996



                               Index to Exhibits
                               -----------------

Exhibit No.                      Description
- -----------                      -----------

8.16                    Tax Opinion of Davis Polk & Wardwell, dated
                        June 14, 1996, relating to the registrant's
                        Equity Linked Notes due June 14, 1997, as described in Amendment No. 1 dated June 6, 1996 to Pricing Supplement No. 6 dated May 15, 1996 to the Prospectus Supplement dated May 2, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement
                        No. 333-01655.